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                                                          EXHIBIT (21)

                             SUBSIDIARIES
                                OF
                          SARA LEE CORPORATION


The following is a list of active subsidiary corporations of the Registrant. Subsidiaries which are inactive, exist solely to protect the business names, but conduct no business, or are insignificant have been omitted; such omitted subsidiaries considered in the aggregate do not constitute a significant subsidiary.

                         DOMESTIC SUBSIDIARIES

                                               PLACE OF
NAME                                            INCORPORATION

APD Chemicals Corporation                         Delaware

Aris (Philippines), Inc.                          Delaware

Arp Corp.                                         Delaware

Bali Foundations, Inc.                            Delaware

Bessin Corporation                                Illinois

BG Marketing Corp.                                Delaware

Bil Mar Farms, Inc.                               Delaware

Bil Mar Foods, Inc.                               Delaware

BNH, Inc.                                         Delaware

Bryan Foods, Inc.                                 Delaware

Canadelle Intimate Fashions, Inc.                 Nevada

Caribetex, Inc.                                   Delaware

Champion Products Inc.                            New York

Coach Leatherware International, Inc.             Delaware

Coach Stores, Inc.                                Delaware

DEA Leasing Corporation                           Delaware

Douwe Egberts/Van Nelle, Inc.                     Kentucky

Epic Company, Inc.                                Illinois

Gordon County Farm Company                        Delaware

Hanes Menswear, Inc.                              Delaware

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                                                          EXHIBIT (21)



Hanes Puerto Rico, Inc.                           Delaware

Hygrade Food Products Corporation                 New York

International Affiliates & Investment Inc.        Delaware

International Baking Co., Inc.                    Delaware

Interstar, Inc.                                   Florida

Jogbra Inc.                                       Delaware

Kiwi (Europe) Corporation                         Delaware

Kolker Brothers, Inc.                             District of
                                                  Columbia

L'eggs Brands, Inc.                               Delaware

Milky Way Products Company                        Delaware

Nihon Sara Lee KK Corporation                     Delaware

Nutri-Metics International (USA) Inc.             Delaware

Ozark Salad Company, Inc.                         Delaware

Playtex Apparel, Inc.                             Delaware

Playtex Dorado Corporation                        Delaware

Playtex Industries, Inc.                          Delaware

PYA, Inc.                                         Delaware

PYA/Monarch, Inc.                                 Delaware

Rice Hosiery Corporation                          North
                                                  Carolina

Sara Lee Champion Europe Inc.                     Delaware

Sara Lee Corporation Asia, Inc.                   Delaware

Sara Lee Foodservice Holdings, Inc.               Delaware

Sara Lee French Investment Company, Inc.          Delaware

Sara Lee Global Finance, Inc.                     Delaware

Sara Lee International Corporation                Delaware


                                 2

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Sara Lee International Finance Corporation        Delaware

Sara Lee Investments, Inc.                        Delaware

Sara Lee - Kiwi Holdings, Inc.                    Delaware

Sara Lee Sock Company                             Delaware

Sara Lee U.K. Depositor L.L.C.                    Delaware

Sara Lee U.K. Holdings, Inc.                      Delaware

Sara Lee U.K. Leasing L.L.C.                      Delaware

Sara Lee/DE Asia, Inc.                            Delaware

Saramar Corporation                               Delaware

ScotchMaid, Inc.                                  Delaware

Seitz Foods, Inc.                                 Delaware

SL Associates                                     Delaware

SLC Leasing (Nevada)-II, Inc.                     Delaware

SLC Leasing (Wyoming), Inc.                       Delaware

SLC-MS, L.L.C.                                    Delaware

SLE, Inc.                                         Delaware

SLI Administrative Services Company, Inc.         Delaware

SLKP Administrative Services Company, Inc.        Delaware

SLKP Sales, Inc.                                  Delaware

Smoky Hollow Foods, Inc.                          Delaware

Southern Belle, Inc.                              Delaware

Southern Meat Distribution Company                Delaware

State Fair Foods, Inc.                            Texas

Super Products, Inc.                              Delaware

Sweet Sue Kitchens, Inc.                          Delaware

The Harwood Companies, Inc.                       Delaware

UPCR, Inc.                                        Delaware

UPEL, Inc.                                        Delaware


                           3

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Wolferman's, Inc.                                 Delaware

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                                                          EXHIBIT (21)

                      FOREIGN SUBSIDIARIES

ABC Industrie S.A.                                France

Abel Bonnex S.A.                                  France

AB Fenom                                          Sweden

Agepal SarL                                       Luxemburg

Allende Internacional, S.A. de C.V.               Mexico

Al Ponte Prosciutti srl                           Italy

Aoste Argentina                                   Argentina

Aoste Belgique                                    Belgium

Aoste Espana                                      Spain

Aoste Export SNC                                  France

Aoste Holding S.A.                                France

Aoste Management S.A.                             France

Aoste Schinken GmbH                               Germany

Aoste SNC                                         France

APD Chemicals Ltd.                                England

A.P. Developments Limited                         Zambia

A/S Blumoller                                     Denmark

Ashe Limited                                      England

Ashe Pension Trustees Limited                     England

Auragate Pty. Ltd.                                Australia

Balirny Douwe Egberts AS                          Czech
                                                  Republic

Ballograf Bic Austria Vertriebs Ges. mbh          Austria

Bal-Mex S.A. de C.V.                              Mexico

Belgian Nurdie Textile Company                    Germany

Beviston Pty. Ltd.                                Australia

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                                                          EXHIBIT (21)

Boers Groothandel B.V.                            Netherlands

Boers Vleeswaren B.V.                             Netherlands

Bravo                                             Greece

Brossard France S.A.                              France

Caitlin Financial Corporation N.V.                Netherlands
                                                  Antilles

Calixte Cochonou Export SNC                       France

Calixte Producteur SNC                            France

Canadelle Holding Corporation Limited             Canada

Canadelle Limited Partnership                     Canada

Cartex Manufacturera, S.A.                        Costa Rica

Casual Wear de Mexico, S.A. de C.V.               Mexico

Caytex, Inc.                                      Cayman Islands

Caywear, Inc.                                     Cayman Islands

CBI S.A.                                          France

CH Property Holdings (NZ) Ltd.                    New Zealand

CH Laboratories (Sales) Ltd.                      Ireland

Champion Products, S.A. de C.V.                   Mexico

Champion UK Ltd.                                  England

Charcuteries des Hautes Terres S.A.               France

Coach Europe Services s.r.l.                      Italy

Coach Firenze s.r.l.                              Italy

Coach (UK) Limited                                England

Cochonou SNC                                      France

Coffee Times B.V.                                 Netherlands

Coffenco International GmbH                       Germany

Cofico N.V.                                       Netherlands
                                                  Antilles

Comercial Rinbros, S.A. de C.V.                   Mexico

Compack Douwe Egberts Rt                          Hungary

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Confecciones de Monclova, S.A. de C.V.            Mexico

Confecciones de Monterrey, S.A. de C.V.           Mexico

Confecciones de Nueva Rosita, S.A. de C.V.        Mexico

Confecciones de El Pedregal, S.A. de C.V.         El Salvador

Congelacion y Conservacion de Alimentos,
S.A. de C.V.                                      Mexico

Conoplex Insurance Company                        Bermuda

Contex, S.A. de C.V.                              El Salvador

Control International Investments (ConSecFin) BV  Netherlands

Corporacion Champion de El Salvador,
S.A. de C.V.                                      El Salvador

Corporacion H.M., S.A. de C.V.                    Mexico

Cosmetic Manufacturers Ltd.                       New Zealand

Cosmetic Manufacturers Pty. Ltd.                  Australia

Cosmetic Manufacturers (Ireland) Ltd.             Ireland

Covesa N.V.                                       Belgium

Cruz Verde Portugal - Productos de Consumo Lda.   Portugal

DEA (Bermuda) Ltd.                                Bermuda

Decaf B.V.                                        Netherlands

Decaf N.V.                                        Belgium

Decem B.V.                                        Netherlands

Decotrade A.G.                                    Switzerland

DEF Finance S.A.                                  France

Defico N.V.                                       Netherlands
                                                  Antilles

De Friesche Erven B.V.                            Netherlands

Del Castillo Transportes Ltda.                    Uruguay

Designer Workwear Pty. Ltd.                       Australia

Detrex B.V.                                       Netherlands

Difan S.A.M.                                      Monaco

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Dim-Rosy AB                                       Sweden

Dim-Rosy AG                                       Switzerland

Dim-Rosy A/S                                      Denmark

Dim-Rosy Benelux N.V.                             Belgium

Dim-Rosy Portugal Lda                             Portugal

Dim-Rosy S.p.A.                                   Italy

Dim Rosy Textiles, Incorporated                   Canada

Dim Finance S.A.                                  France

Dim S.A.                                          France

Dimtex S.A.                                       France

Disa SNC                                          France

Douwe Egberts Agio GmbH                           Germany

Douwe Egberts Coffee & Tea International B.V.     Netherlands

Douwe Egberts Coffee Systems France S. A.         France

Douwe Egberts Coffee Systems International B.V.   Netherlands

Douwe Egberts Coffee Systems Ltd.                 Canada

Douwe Egberts Coffee Systems Limited              England

Douwe Egberts Coffee Systems Nederland B.V.       Netherlands

Douwe Egberts Coffee Systems Operating B. V.      Netherlands

Douwe Egberts Compack Kft.                        Hungary

Douwe Egberts Espana S.A.                         Spain

Douwe Egberts France S.A.                         France

Douwe Egberts GmbH                                Germany

Douwe Egberts Kaffee Systeme GmbH                 Germany

Douwe Egberts Kaffee Systeme GmbH & Co., K.G.     Germany

Douwe Egberts Limited                             Canada

Douwe Egberts Nederland B.V.                      Netherlands

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                                                          EXHIBIT (21)

Douwe Egberts N.V.                                Belgium

Douwe Egberts UK Limited                          England

Douwe Egberts Van Nelle Diensten B.V.             Netherlands

Douwe Egberts Van Nelle Tabaksmaatschappij B.V.   Netherlands

Douwe Egberts Van Nelle                           Netherlands
 Tabaksproduktiemaatschappij B. V.

Douwe Egberts Van Nelle Tobacco Belgium N.V.      Belgium

Douwe Egberts Van Nelle Tobacco
 International B.V.                               Netherlands

Douwe Egberts (Ireland)                           Ireland

Duyvis B.V.                                       Netherlands

Elbeo & Comandita                                 Portugal

Elbeo Limited                                     England

Elbeo Meias e Confeccoes Lda.                     Portugal

Eri Deutschland GmbH                              Germany

Esa Eppinger GmbH                                 Germany

ET.G.Y. SNC                                       France

Euragral BV                                       Netherlands

Fashion Accessories Philippines, Inc.             Philippines

Fihomij BV                                        Netherlands

Filodoro Calze S.p.A.                             Italy

Finnegan's Famous Cakes Limited                   England

Fontane del Ducca srl                             Italy

Fujian Sara Lee Consumer Products Company Ltd.    China

Generator AB                                      Sweden

Gromtex S.A.                                      Tunisia

Hanes Brasil Industria E Comercio Ltda.           Brazil

Hanes Caribe Ltd.                                 Cayman
                                                  Islands

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Hanes Choloma Ltd.                                Cayman
                                                  Islands

Hanes de Centroamerica S.A.                       Guatemala

Hanes de El Salvador, S.A. de C.V.                El Salvador

Hanes de Mexico, S.A. de C.V.                     Mexico

Hanes Dominican Inc.                              Dominican
                                                  Republic

Hanes France S.A.                                 France

Hanes Jamaica Limited                             Jamaica

Hanes Panama, Inc.                                Panama

Hanes Tejidos Costa Rica Ltd.                     Costa Rica

Hanes U.K. Limited                                England

Hanes (Deutschland) GmbH                          Germany

Harris/DE Pty. Ltd.                               Australia

Hesperia de Alimentacion S.A.                     Spain

Hilton Bonds N.Z. (1991) Limited                  New Zealand

Home Safe Products Sdn Bhd                        Malaysia

House of Fuller, S.A. de C.V.                     Mexico

H-Sec S.A.                                        France

Imperial Holding N.V.                             Belgium

Imperial Meat Products N.V.                       Belgium

Inco Hellas A.E. Cosmetics and Household          Greece
 Consumer Products Industry

Industrias Carnicas Navarras S.A.                 Spain

Industrias de Carnes Nobre S.A.                   Portugal

Industrias Internacionales de San Pedro,
 S.A. de C.V.                                     Mexico

Industrias Mallorca, S.A. de C.V.                 Mexico

Inmobiliaria Meck-Mex, S.A. de C.V.               Mexico

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Intec B.V.                                        Netherlands

Inter Food Service Ltd.                           England

Internacional Manufacturera, S.A.                 Mexico

International Food Service B.V.                   Netherlands

International Underwear Ltd.                      Morocco

INTEX Dessous Gesellschaft mbH                    Austria

INTEX Dessous GmbH                                Germany

INTEX Textil-Vertriebsgesellschaft AG             Switzerland

Intradal Produktie Belgium N.V.                   Belgium

Iron Bark Industrial Clothing Pty. Ltd.           Australia

Isabella (Private) Ltd.                           Germany

I. Tas Ezn B.V.                                   Netherlands

Jamlee Ltd.                                       Jamaica

Jamwear Ltd.                                      Jamaica

Jogbra Honduras S.A.                              Honduras

Justin Bridou SNC                                 France

Kir Alimentos, S.A. de C.V.                       Mexico

Kitchens of Sara Lee U.K. Limited                 England

Kitchens of Sara Lee (Australia) Pty. Ltd.        Australia

Kitchens of Sara Lee, SNC                         France

Kiwi Brands Hong Kong Ltd.                        Hong Kong

Kiwi Brands Ltd.                                  Kenya

Kiwi Brands Ltd.                                  Malawi

Kiwi Brands Ltd.                                  Zambia

Kiwi Brands Pty. Ltd.                             Australia

Kiwi Brands (N.Z.) Ltd.                           New Zealand

Kiwi Brands (Private) Limited                     Zimbabwe

Kiwi Brands (Tianjin) Co. Ltd.                    China

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Kiwi Caribbean Limited                            England

Kiwi European Holdings B.V.                       Netherlands

Kiwi France S.A.                                  France

Kiwi Holdings Limited                             England

Kiwi International Pte. Ltd.                      Signapore

Kiwi Overseas Investments Limited                 England

Kiwi TTK Limited                                  India

Kiwi United Taiwan Company Ltd.                   China

Kiwi (EA) Ltd.                                    England

Kiwi (Manufacturing) Sdn Bhd                      Malaysia

Kiwi (Thailand) Limited                           Thailand

Koninklijke Douwe Egberts B.V.                    Netherlands

Kortman Intradal B.V.                             Netherlands

Kortman Nederland B.V.                            Netherlands

KRS S.A.                                          Tunisia

Lassie B.V.                                       Netherlands

Les Fines Tranches SNC                            France

Les Salaisons Reunies SNC                         France

Lovable Italiana S.p.A.                           Italy

Madero Internacional, S.A. de C.V.                Mexico

Maglificio Bellia S.p.A.                          Italy

Manufacturera de Cartago, S.A.                    Costa Rica

Manufacturera Cortez, S.A.                        Honduras

Marander Assurantie Compagnie B.V.                Netherlands

Marcilla Coffee Systems S.A.                      Spain

Marketing-en Verkoopmaatschappij Stegeman B.V.    Netherlands

Merrild Coffee Systems AB                         Sweden

Merrild Kaffe A/S                                 Denmark

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Midi Steak S.A.                                   France

Monclova Internacional, S.A. de C.V.              Mexico

Natrena B.V.                                      Netherlands

Nihon Kiwi K.K.                                   Japan

Nihon Sara Lee K.K.                               Japan

Notable, S.A. de C.V.                             Mexico

nur die Textilvertrieb Ges.mbH                    Austria

nur die Textilvertrieb Ges.mbH & Co KG            Austria

Nutri-Metics International (NZ) Ltd.              New Zealand

Nutri-Metics Worldwide Malaysia Sdn Bhd           Malaysia

Nutri-Metics International (South Africa)
 Pty. Ltd.                                        Australia

Nutri-Metics International (Guangzhou) Ltd.       China

Nutri-Metics France S.A.                          France

Nutri-Metics International (France) S.A.          France

Nutri-Metics Holdings France S.A.                 France

Nutri-Metics International (Netherlands)
 Pty. Ltd.                                        Australia

Nutri-Metics International (Ireland) Ltd.         Ireland

Nutri-Metics International (Greece) Inc.          Greece

Nutri-Metics International (UK) Ltd.              England

Nutri-Metics International (Australia) Ltd.       Australia

Nutri-Metics International (Thailand) Ltd.        Thailand

Nutri-Metics International (Hong Kong) Ltd.       Hong Kong

Nutri-Metics B Sdn Bhd International              Brunei

Nutri-Metics International (Canada) Inc.          Canada

N.V. Kortman Intradal S.A.                        Belgium

NV Zwarte Kat/Cle d'Or                            Belgium

Opus Chemical AB                                  Sweden

Oxwall Tools B.V.                                 Netherlands

Philippe Matignon France S.A.                     France

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Playtex Espana, S.A.                              Spain

Playtex France S.A.                               France

Playtex Investments Europe S.A.                   France

Playtex Limited                                   England

Playtex Trading Limited                           England

Plustex B.V.                                      Netherlands

Plustex S.A.                                      Belgium

Pretty Polly Limited                              Ireland

Pretty Polly Pension Trustees Limited             England

Pretty Polly Supplementary Trustee Limited        England

Pretty Polly (Killarney) Limited                  Ireland

Probemex, S.A. de C.V.                            Mexico

Product Suppliers A.G.                            Switzerland

P.T. Kiwi Distribution Company                    Indonesia

P.T. Kiwi Indonesia                               Indonesia

PT Premier Ventures                               Indonesia

PT Prodenta Indonesia                             Indonesia

PT Suria Yozani                                   Indonesia

PTX Tunisie S.A.                                  Tunisia

PTX (D.R.) Inc.                                   Cayman Islands

Rinbros, S.A. de C.V.                             Mexico

Roger de Lyon Charcutier S.A.                     France

Roger de Lyon SNC                                 France

Rolland et Norroy S.A.                            France

Roux Soignat S.A.                                 France

Sagepar SaRL                                      France

Sara Lee Bakery Sdn Bhd                           Malaysia

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Sara Lee Bakery (Australia) Pty. Ltd.             Australia

Sara Lee Brasil Ltda.                             Brazil

Sara Lee Canada Holdings Limited                  Canada

Sara Lee Champion France S.A.                     France

Sara Lee Charcuterie, S.A.                        France

Sara Lee Chile S.A.                               Chile

Sara Lee Clothing Company Pty. Ltd.               Australia

Sara Lee de Costa Rica, S.A.                      Costa Rica

Sara Lee Direct Marketing UK Limited              England

Sara Lee Europe Direct Marketing S.A.             France

Sara Lee Europe Finance S.A.S.                    France

Sara Lee Food Holdings Pty. Ltd.                  Australia

Sara Lee France Finance S.A.S.                    France

Sara Lee France SNC                               France

Sara Lee Foreign Sales Corporation                Barbados

Sara Lee French Holdco 1 S.A.                     France

Sara Lee Germany GmbH                             Germany

Sara Lee Holding Corporation Limited              Canada

Sara Lee Holdings (Australia) Pty. Ltd.           Australia

Sara Lee Holdings (NZ) Ltd.                       New Zealand

Sara Lee Hosiery Canada Ltd.                      Canada

Sara Lee Hosiery de Mexico, S.A. de C.V.          Mexico

Sara Lee Household & Personal Care UK Limited     England

Sara Lee (Hong Kong) Limited Partnership          Hong Kong

Sara Lee Intimates El Salvador, S.A. de C.V.      El Salvador

Sara Lee Intimates Villanueva S.A. de C.V.        Honduras

Sara Lee Knit Products Benelux N.V.               Belgium

Sara Lee Knit Products Europe, N.V.               Belgium

Sara Lee Mexicana S.A. de C.V.                    Mexico

Sara Lee of Canada Holdings Limited Partnership   Canada

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Sara Lee of Canada Investments Company            Canada

Sara Lee of Canada Limited                        Canada

Sara Lee of Canada Limited Partnership            Canada

Sara Lee Overseas Finance N.V.                    Netherlands
                                                  Antilles

Sara Lee Personal Products Hellas, S.A.           Greece

Sara Lee Personal Products S.A.                   France

Sara Lee Personal Products S.p.A.                 Italy

Sara Lee Personal Products (Australia) Pty. Ltd.  Australia

Sara Lee Personal Products (Fiji) Ltd.            Fiji

Sara Lee Phillippines Inc.                        Philippines

Sara Lee Processed Meats (Europe) B.V.            Netherlands

Sara Lee Trading Ltd.                             Thailand

Sara Lee UK Holdings Plc                          England

Sara Lee (South Africa) (Pty.) Ltd.               South Africa

Sara Lee (UK Investments) Limited                 England

Sara Lee/DE Espana S.A.                           Spain

Sara Lee/DE Finance B.V.                          Netherlands

Sara Lee/DE Holdings GmbH                         Germany

Sara Lee/DE Holdings (South Africa)
 (Pty) Limited                                    South Africa

Sara Lee/DE Household & Body Care Research B.V.   Netherlands

Sara Lee/DE Italy S.p.A                           Italy

Sara Lee/DE N.V.                                  Netherlands

Sara Lee/DE Osterreich GmbH                       Austria

Sara Lee/DE Poland Sp z o o                       Poland

Sara Lee/DE (Schweiz) AG                          Switzerland

SBB S.A.                                          France

SCI du Mont Pilat                                 France

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SDP Rungis S.A.                                   France

SERAA SARL                                        France

Servicios Administrativos Sara Lee, S.A. de C.V.  Mexico

Shanghai Vocal Enterprise Limited                 China

Siamcona Ltd.                                     Thailand

SLI Compania de Servicio Administrativos S.A.     Costa Rica

SLKP Compania de Servicio Administrativos S.A.    Costa Rica

SLPP (Berkeley Vale) Pty. Ltd.                    Australia

SLPP (Coolaroo) Pty. Ltd.                         Australia

SN Degoisey S.A.                                  France

Societe Bretonne d'Andouilles et
d'Andouillettes S.A.                              France

Societe des Salaisons de Balanod SNC              France

Spantex, S.A. de C.V.                             Mexico

Spring City de Honduras, S.A.                     Honduras

Stegeman B.V.                                     Netherlands

Supportex AB                                      Sweden

Swissguard (Pty.) Limited                         South Africa

S3C S.A.                                          France

Taesa, S.A. de C.V.                               Mexico

Tana B.V.                                         Netherlands

Tana Canada Incorporated                          Canada

Tana France S.A.                                  France

Tana Schuhpflege AG                               Switzerland

Tejidos Flex Corporation                          Panama

Telec A.G.                                        Switzerland

Temana International Ltd.                         England

Textiles Tropicales, Sociedad Anonima             Costa Rica

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Tomten A/S                                        Norway

Tradi Charcuterie S.A.                            France

Tradi France S.A.                                 France

Tradition Lingerie S.A.S.                         France

Tricotbest B.V.                                   Germany

Tricotbest Ceska Republica spol. s r.o.           Germany

Tricotbest GmbH                                   Germany

Tricotbest Hungaria Kft.                          Germany

Tricotbest Polska                                 Germany

Tricotbest (Russia)                               Germany

Tricotbest Slovensko s.r.o.                       Germany

Tricotbest Ukraina                                Germany

Tuxan Schuhpflegemittel GmbH                      Austria

Underwear Ltd.                                    Malta

Uninex S.A.                                       Uruguay

Valma B.V.                                        Netherlands

Van Nelle Holding (Germany) GmbH                  Germany

Van Nelle Produktie B.V.                          Netherlands

Vatter GmbH (Rheine)                              Germany

Vatter Produktions GmbH                           Germany

Verpakkingsindustrie Boers B.V.                   Netherlands

Vlimense Belegging-Maatschappij BV                Netherlands

Wijnhandel JanVan Goyen B.V.                      Netherlands

24762030 Nova Scotia Ltd.                         Canada

1116-9087 Quebec Inc.                             Canada